SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                 Current Report Pursuant to Section 13 OR 15(d)
                     Of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) March 11, 2002
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                               NUWAY ENERGY, INC.
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             (Exact name of registrant as specified in its charter)

    DELAWARE                      33-43423                       65-0159115
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(State or other                  (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
   formation)

19100 Von Karman Avenue, Suite 450, Irvine CA                            92612
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (949) 553-8002
                                                           --------------

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          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

         On March 11, 2002, the Registrant engaged Shubitz Rosenbloom & Co., P.A. ("Shubitz"), as its independent accountants to audit the Company's financial statements for its fiscal year ending December 31, 2001. Shubitz was formerly the Registrant's independent accountants until their resignation in November 2001, and as such they had prepared the Registrant's financial statements for the two most recent fiscal years and subsequent interim periods prior to such engagement.

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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NUWAY ENERGY, INC.


Dated: March 11, 2002               By: /s/ TODD SANDERS
                                       ------------------------------------
                                       Todd Sanders
                                       President


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